UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2020

INTERNATIONAL TOWER HILL MINES LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-33638	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2300-1177 West Hastings Street Vancouver, British Columbia, Canada	V6E 2K3
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 683-6332

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Shares, no par value	THM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2020, Damola Adamolekun notified the board of directors (the “Board”) of International Tower Hill Mines Ltd. (the “Company”) of his decision to resign as a member of the Board, effective immediately. Mr. Adamolekun was nominated for election as a member of the Board by Paulson & Co. Inc. (“Paulson”) pursuant to that certain Investor Rights Agreement, dated December 28, 2016 (the “Investor Rights Agreement”), between the Company and Paulson, and served in that capacity since March 22, 2018. Mr. Adamolekun’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective June 1, 2020, the Company appointed Christopher Papagianis as a member of the Board, filling the vacancy created by the resignation of Mr. Adamolekun. Paulson designated Mr. Papagianis pursuant to its rights under the Investor Rights Agreement. Mr. Papagianis will serve on the Compensation Committee of the Board. There are no relationships between Mr. Papagianis and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K, other than a non-brokered private placement of the Company’s common shares to Paulson in March 2018 disclosed under “Certain Relationships and Related Transactions” in the Company’s definitive proxy statement filed on April 17, 2020. Mr. Papagianis is a Partner as Paulson.

Item 7.01 Regulation FD Disclosure.

On June 1, 2020, the Company issued a press release regarding the resignation of Mr. Adamolekun and the appointment of Mr. Papagianis. A copy of the press release is furnished with this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 9.01 Exhibits.

Exhibit	Description
99.1	Press Release of the Company, dated June 1, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Tower Hill Mines Ltd.
(Registrant)

Dated: June 1, 2020	By:	/s/ Karl Hanneman
	Name:	Karl Hanneman
	Title:	President and Chief Executive Officer